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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2004

                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2004, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2004-W7)

                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   333-112237              77-0599834
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

   1100 Town & Country Road, Suite 1100
            Orange, California                                92868
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660

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                                      -2-


Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

            On May 4, 2004, a series of certificates, entitled Argent Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-W7 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class CE Certificates," "Class P Certificates", "Class R Certificates"and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $999,999,957 as of May 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated April 30, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 30, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

      The Certificates have the following initial Certificate Balances and Pass-Through Rates:

====================================================================================================================================
                         Initial Certificate         Pass-Through                              Initial Certificate    Pass-Through
        Class            Principal Balance(1)            Rate                 Class            Principal Balance(1)       Rate
------------------------------------------------------------------------------------------------------------------------------------
A-1..................        $558,360,000              Variable        M-2.................        $32,500,000         Variable
A-2..................         $62,040,000              Variable        M-3.................        $20,000,000         Variable
A-3..................         $88,000,000              Variable        M-4.................        $10,000,000         Variable
A-4..................         $42,700,000              Variable        M-5.................        $28,000,000         Variable
A-5..................         $28,900,000              Variable        M-6.................        $12,500,000         Variable
M-1..................         $40,000,000              Variable
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

(1)   Approximate.

            The Certificates, other than the Class M-7, the Class M-8, the Class M-9, the Class M-10, the Class CE Certificates, the Class P Certificates the Class R Certificates and the Class

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                                      -3-


R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 30, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                                      -4-


Item 7. Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

     Exhibit No.                            Description
     -----------                            -----------

         4.1 Pooling and Servicing Agreement, dated as of May 1, 2004, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2004-W7 Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2004

                                                  ARGENT SECURITIES INC.


                                                  By: /s/ John P. Grazer
                                                     ---------------------------
                                                  Name: John P. Grazer
                                                  Title: CFO

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                                Index to Exhibits

                                                                           Sequentially
Exhibit No.                    Description                                Numbered Page
-----------                    -----------                                -------------
    4.1       Pooling and Servicing Agreement, dated as of May 1,               7
              2004, by and among Argent Securities Inc. as
              Depositor, Ameriquest Mortgage Company as Master
              Servicer and Deutsche Bank National Trust Company as
              Trustee relating to the Series 2004-W7 Certificates.